EATON VANCE FOCUSED GLOBAL OPPORTUNITIES FUND

Supplement to Summary Prospectuses dated April 1, 2022 as revised April 29, 2022, and

Prospectus dated April 1, 2022 as revised April 29, 2022

The Board of Trustees of Eaton Vance Growth Trust (“Trust”), on behalf of Eaton Vance Focused Global Opportunities Fund (the “Fund”), and the Board of Trustees of Calvert Management Series have approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Fund is expected be reorganized with and into a newly formed series of Calvert Management Series (the “Reorganization”).

In connection with the Reorganization, the Board of Trustees of the Trust, on behalf of the Fund, has called a special meeting of shareholders to be held on or around April 17, 2023, to consider approving the Plan. Proxy materials describing the Plan and the Reorganization will be delivered to the shareholders of the Fund as of the record date, which is currently expected to be on or around February 17, 2023. Completion of the Reorganization is contingent upon, among other conditions, obtaining the approval of the shareholders of the Fund. If shareholders of the Fund approve the Plan and certain other conditions are satisfied, the Reorganization is expected to be completed in the third quarter of 2023. For additional information regarding the investment strategies and principal risks of the Fund, please see its prospectus, which can be located at http://funddocuments.eatonvance.com.

December 20, 2022	41703 12.20.22